BRIGHTHOUSE FUNDS TRUST I	SUMMARY PROSPECTUS	April 29, 2024
Loomis Sayles Growth Portfolio
Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/products/fund-resources. You can also get this information at no cost by calling 1-800-882-1292 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and
Statement of Additional Information, both dated April 29, 2024, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2023, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the
Portfolio, dated December 31, 2023, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective
Long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.
Shareholder Fees (fees paid directly from your investment)—	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class E
Management Fee	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.58%	0.83%	0.73%
Fee Waiver[1]	(0.03% )	(0.03% )	(0.03% )
Net Operating Expenses	0.55%	0.80%	0.70%

Brighthouse Investment Advisers, LLC has contractually agreed, for the period May 1, 2024 through April 30, 2025, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2025, only with the approval of the Board of Trustees of the Portfolio.
Example
The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$56	$183	$321	$723
Class B	$82	$262	$458	$1,023
Class E	$72	$230	$403	$904
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio will invest primarily in equity securities, including common stocks, and depositary receipts. The Portfolio focuses on stocks of large capitalization companies, but the Portfolio may invest in companies of any size.
The Portfolio normally invests across a wide range of sectors and industries. The Portfolio may, from time to time, emphasize one or more sectors. The Portfolio’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Subadviser”), employs a growth style of equity management, which means that the

Portfolio seeks to invest in companies with sustainable competitive advantages versus peers, long-term structural growth drivers with the potential to lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Subadviser also aims to invest in companies when they trade at a significant discount to the Subadviser’s estimate of intrinsic value (i.e. companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Portfolio will consider selling a portfolio investment when the Subadviser believes an unfavorable structural change has occurred or is likely to occur within a given business or the markets in which it operates, when a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the Subadviser believes the current price fully reflects intrinsic value, or for other investment reasons the Subadviser deems appropriate.
The Portfolio may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. Although certain equity securities purchased by the Portfolio may be issued by domestic companies incorporated outside of the United States, the Subadviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States.
Principal Risks
As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.
The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.
Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.
Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.
Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.
Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.
Emerging Markets Risk.  In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Focused Investment Risk. Substantial investments in a relatively small number of securities or issuers, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting those particular securities or issuers or that particular market, industry, group of industries,
Loomis Sayles Growth Portfolio

country, region, group of countries, asset class or sector than a portfolio that invests more broadly.
Past Performance
The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective December 16, 2019, Loomis Sayles became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Loomis Sayles been its subadviser and had its current principal investment strategies then been in effect.
Year-by-Year Total Return for Class A Shares as of
December 31 of Each Year

Highest Quarter	Q2 2020	24.22%
Lowest Quarter	Q2 2022	-22.94%
Average Annual Total Return as of December 31, 2023
	1 Year	5 Years	10 Years
Class A	52.06%	16.39%	10.80%
Class B	51.73%	16.12%	10.53%
Class E	51.84%	16.22%	10.63%
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	42.68%	19.50%	14.86%
Management
Adviser.  Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.
Subadviser. Loomis, Sayles & Company, L.P. is the subadviser to the Portfolio.
Portfolio Manager. Aziz V. Hamzaogullari, CFA, Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles, has managed the Portfolio since 2019.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.
Tax Information
For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.
Payments to Broker-Dealers and Other Financial
Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.
Loomis Sayles Growth Portfolio

BHF-36772